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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of report:  December 24, 2009
              Date of earliest event reported:  December 22, 2009
                                  ___________


                                 MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


         Virginia                     1-12997                 54-1000588
(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)            Identification No.)

       11419 Sunset Hills Road,
          Reston, Virginia                                     20190-5207
(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (703) 251-8500

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item  1.01     Entry  into  a  Material  Definitive  Agreement.

          The information required in Item 1.01 regarding the Executive Employment, Non-Compete and Confidentiality Agreement between MAXIMUS, Inc. (the "Company") and Richard A. Montoni, relating to his continued employment as Chief Executive Officer and President of the Company, is incorporated by reference from Item 5.02 below.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On December 22, 2009, the Company entered into a four-year extension of the Executive Employment, Non-Compete and Confidentiality Agreement (the "Employment Agreement") with Richard A. Montoni. Under that extension the Employment Agreement will continue in force until April 24, 2014. All other terms and conditions of the Employment Agreement remain unchanged.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MAXIMUS, Inc.


Date:     December 24, 2009               By: /s/ David R. Francis
                                              --------------------
                                              David R. Francis
                                              General Counsel and Secretary